UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                )

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Welltower Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
WELLTOWER INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET

WELLTOWER INC. 4500 DORR STREET TOLEDO, OHIO 43615

D39426-P52757

You invested in WELLTOWER INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 26, 2021.

Get informed before you vote

View the 2021 Notice of Annual Meeting of Shareholders and Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
Company Proposals

1.	Election of Directors Nominees:
1a.	Kenneth J. Bacon	For
1b.	Karen B. DeSalvo	For
1c.	Jeffrey H. Donahue	For
1d.	Philip L. Hawkins	For
1e.	Dennis G. Lopez	For
1f.	Shankh Mitra	For
1g.	Ade J. Patton	For
1h.	Diana W. Reid	For
1i.	Sergio D. Rivera	For
1j.	Johnese M. Spisso	For
1k.	Kathryn M. Sullivan	For

2.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2021.	For

3.	The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the 2021 Proxy Statement.	For

NOTE: The proxies named are authorized to vote in their discretion upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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